UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2017

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Emerging growth company □

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information relating to the 2014 Equity Incentive Plan of Cytori Therapeutics Inc., as Amended and Restated, set forth under, or incorporated by reference into, Item 5.07 below, is incorporated into this Item 5.02 by reference.

Item 5.07Submission of Matters to a Vote of Security Holders

(a)

On May 22, 2017, Cytori Therapeutics, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on April 10, 2017.

(b)

As of March 23, 2017, the record date for the Annual Meeting, 23,672,429 shares of the Company’s common stock were issued and outstanding. A quorum of 15,603,136 shares of common stock were present or represented at the Annual Meeting. The following items of business were voted upon by stockholders at the Annual Meeting:

1.

Election of Directors. The following members of the Board of Directors were elected to serve until the 2018 annual meeting of stockholders and until their respective successors are elected and qualified,  as follows:

	VOTES FOR	WITHHOLD AUTHORITY
David M. Rickey	4,930,083	301,965
Richard J. Hawkins	4,463,416	768,632
Marc H. Hedrick, M.D.	4,912,753	319,295
Gregg A. Lapointe	4,935,635	296,413
Gary A. Lyons	4,649,790	582,258
Ronald A. Martell	4,916,530	315,518
Gail K. Naughton, Ph.D.	4,931,129	300,919

Broker Non-Votes: 10,371,088

2.

Ratify Independent Registered Public Accountants.  The appointment of BDO USA, LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2017 was ratified, as follows:

FOR	AGAINST	ABSTAIN
15,150,255	275,844	177,037

3.	Approve the amendment and restatement of the Company’s 2014 Equity Incentive Plan. The amendment and restatement of the Company’s 2014 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN
4,539,036	517,212	175,800

Broker Non-Votes: 10,371,088

4.	Frequency of Advisory Vote on Executive Compensation. The advisory vote on the frequency of future advisory votes on executive compensation was as follows:

1 year	2 Years	3 Years	ABSTAIN
4,375,325	111,718	505,577	239,428

Broker Non-Votes: 10,371,088

The Board of Directors will make a determination as to frequency of an advisory vote on the compensation of our executive officers based on the results set forth above. The Company is required to hold votes on the frequency of advisory votes on executive compensation at least every six years.

Item 9.01Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.		Description
10.1	—

2014 Equity Incentive Plan of Cytori Therapeutics Inc., as Amended and Restated (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 10, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: May 22, 2017	By: /s/ Tiago Girao
Tiago Girao
VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1

2014 Equity Incentive Plan of Cytori Therapeutics Inc., as Amended and Restated (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 10, 2017).